Certain statements in the following presentation regarding Bluegreen’s business operations may constitute “forward looking statements” as defined by the Securities and Exchange Commission.

Such statements are not historical facts, but are predictions about the future which inherently involve risks and uncertainties, and these risks and uncertainties could cause our actual results to differ from those contained in the forward looking statement.

All statements, trend analyses and other information relative to the market for our products, remaining life of project sales, our expected future sales, financial position, operating results and liquidity and capital resources and our business strategy, financial plan and expected capital requirements as well as trends in our operations or results are subject to known and unknown risks, including risks disclosed in our public filings with the SEC.

Forward Looking Statements

Company Overview

Strategic Highlights

Strategically located “drive-to” resort properties located in close proximity to popular vacation destinations

Geographic diversity of vacation ownership properties

Lower operational risk due to inventory pre-sales

Solid financial performance/credit profile, de-leveraging

Disciplined and centralized capital allocation with
decentralized operational execution

Ability to leverage resort owner base to reduce marketing
costs

Active, multi-faceted marketing to promote brand

Investment in sophisticated sales information management
systems

Strong management team

Bluegreen Business Description

Develops, markets and operates 18 vacation
ownership resorts in seven states and Aruba

Also markets and sells vacation ownership
interests (VOIs) at four off site locations

Approximately 127,942 VOI owners

Owners of VOIs also have access
to approximately 3,700 Resorts
Condominium International
affiliated resorts

Provides financing to VOI purchasers

Provides resort management services to
resort property owners associations

Acquires, develops, sub-divides
properties and markets “homesites” on
a retail basis in planned residential and
golf communities

Offers financing to individual
purchasers of homesites

Generates additional communities’
operations revenue through realty
resale commissions and daily fee golf
course operations

Leading Provider of Vacation Ownership Resorts and Residential Communities

Bluegreen Resorts

Bluegreen Communities

Segment Breakdown

2003 Field Operating Profit ($62.2MM)(2)

2003 Revenue ($358.3MM)(1)

(1)

Excludes other resorts and communities’ operations revenues, interest income, gain on sales of notes receivable and other income

(2)

Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest expense, income taxes, minority interest and cumulative effect of change in accounting principle

Resorts

71%

Communities

29%

Resorts

80%

Communities

20%

1985

1997

1998

1999

2000

2001

2002

2003

Predecessor company to Bluegreen was formed in 1966

Company History

Dec.  2002
Completed largest
($181MM) securitization
in Company History

1999
Ranked World’s Top Ten
Timeshare Resort
Developers and
Operators

June 2000
Signed Exclusive
Agreement with Bass
Pro® Shops

April 2002
BankAtlantic/Levitt
acquired 38% of
outstanding common
stock

1997
Formed
Vacation Club

1985
Bluegreen listed
on NYSE

April 1998
$110MM
debt offering

1997
Acquired Resort
Development
International

•1

•8

•16

•13

•2

•4

•18

•8

•13

•8

•Senior VP and Chief Accounting Officer

•Anthony M. Puleo

•25

•President and Chief Executive Officer

•George F. Donovan

•16

•Senior VP and Chief Human Resources Officer

•Susan J. Milanese

•26

•Senior VP and General Counsel

•James R. Martin

•13

•Senior VP, Mortgage Operations

•Allan J. Herz

•21

•Senior VP, Acquisitions and Development

•Douglas O. Kinsey

•21

•Senior VP and President of Bluegreen Resorts

•John M. Maloney, Jr.

•18

•Senior VP and President of
Bluegreen Communities

•Daniel C. Koscher

•8

•Senior VP, Treasurer and Chief Financial Officer

•John F. Chiste

Name

Title

Years w/ Bluegreen

Industry
Experience

Experienced Management Team

Bluegreen Resorts

Acquires, develops and markets “Vacation Ownership Interests” (VOI) in resorts located in popular, high-volume “drive-to” vacation destinations

Provides resort management services to resort property owners’
associations

Markets and sells VOIs in 18 resorts in U.S. and Aruba and 5 off-site sales locations (Indianapolis, IN, Detroit and Harbor Springs, MI, Minneapolis, MN,
and Destin, FL)

Points based Vacation Club system provides customer flexibility:

Entitles buyers to an annual allotment of "points" in perpetuity supported by a real estate deed

Points may be exchanged for lodging for varying lengths of time in fully-
furnished vacation residences at any of the Company’s 40 participating resorts

Access to worldwide exchange network affiliated resorts: RCI

87,638 Vacation Club owners

Bluegreen Resorts

$12.0
+23.8% CAGR
2000
2001
2002

10.0
8.0
6.0
4.0
2.0
0.0
+10.7% CAGR
2000
2001
2002

$68 billion
$167 billion
1997 to 2002 Actual
2003 to 2012 Projected

bluegreen

Sales Volume

Number of VOI Owners

Current Penetration

Worldwide Industry Volume

•15%

•Worldwide

•2012 Projected Penetration

•1%

•5%

•Europe

•U.S.

Vacation Ownership has been one of the fastest growing segments of the hospitality industry over the past two decades

Source: ARDA and other industry data

(in millions)

(in billions)

Favorable Industry Fundamentals

Target market is the fastest growing segment of the population

40 - 59 years of age

Historically median age at time of purchase was 49

45 - 54 age bracket expected to grow at 18% from 2000 to
2010, above the 10% growth rate of the U.S. population for
the same time period (1)

Peak earnings power

Rapidly gaining more leisure time

Median annual household income of approximately $85,000 with approximately 70% of all vacation ownership interest owners with annual household income >$75,000

Owners in the age range 40 - 59 represented approximately 60% of all vacation ownership interest owners

Bluegreen believes that market penetration in the >$50,000 income bracket is approximately 5%

(1)

Source: U.S. Census
Population 15 years and over

Positive Demographic Trends

Resorts in Popular Vacation Spots

Miami, FL

Orlando, FL

Kauai, HI

Shenandoah Crossing, VA

Branson, MO

Boyne, MI

WA
OR
CA
ID
NV
MT
WY
UT
CO
AZ
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
VA
WV
PA
NY
VT
NH
ME
MA
RI
NJ
DE
MD
Lake Condominiums at Big Sky
Mountain Run at Boyne
Christmas Mountain Village
The Suites at Hershey
Shenandoah Crossing
The Falls Village
Big Cedar Wilderness Club
MountainLoft
Laurel Crest
Petit Crest Villas
Shore Crest Vacation Villas
Harbour Lights
The Lodge Alley Inn
Players Club
Paradise Isle Resort
Shoreline Towers
Landmark Holiday Beach Resort
Panama City Resort & Club
Ocean Towers Beach Club
Grande Villas at World Golf Village
Casa del Mar Beach Resort
Outrigger Beach Club
Fantasy Island Resort II
Dolphin Beach Club
Orlando's Sunshine Resort
The Fountains
Via Roma Beach Resort
Resort Sixty-Six
Windward Passage Resort
Tropical Sands Resort
Mariner's Boathouse
Gulfstream Manor
Corporate (Boca Raton)
Solara Surfside
The Hammocks at Marathon
Kauai
Niihau
Pono Kai Resort
Honolulu
Molokai
Maui
Lanai
Hawaii
Aruba
La Cabana Beach & Racquet Club

Vacation Club Resorts

28,000
24,000
20,000
16,000
12,000
8,000
4,000
0
13,613
16,240
16,414
19,916
26,888
FY2000
FY2001
FY2002
CY2002
CY2003

125,000
100,000
75,000
50,000
25,000
0
11,800
24,000
41,700
63,200
88,000
97,000
116,000
03/31/1999
03/31/2000
03/31/2001
03/31/2002
12/31/2002
12/31/2003

bluegreen

Growth in VOI Transactions
and Resort Owners

Note: 2000-2002 FYE  March 31

Number of VOI Transactions

Growing Number of Resort Owners

25
20
15
10
5
0
2
3
4
8
10
3
10
4
12
3
13
4
16
6
1995
1996
1997
1998
1999
2000
2001
2002
2003
Resorts
Offsite Sales Offices

250,000
225,000
200,000
175,000
150,000
125,000
100,000
75,000
50,000
25,000
0
76,300
120,700
148,000
164,800
147,200
174,200
217,836
FY1998
FY1999
FY2000
FY2001
FY2002
CY2002
CY2003

Proven Marketing
& Sales Strategy

Selling through on and off-site sales
presentations initiated using tour generation
techniques:

Off premises contacts

Face-to-face and telemarketed mini-
vacation package sales

Cross-marketing to current owners

Referrals

In-house renters or exchange visitors

Exit programs

Internet

Extensively trained and motivated sales
personnel

Market and Vacation Club expertise

Commission compensation structure

Bluegreen Institute and other continuing
education programs

Multi-faceted Sales Approach

Growing Number of Tours

20%
15%
10%
5%
0%
% of Sales
6.6%
13.5%
18.0%
18.6%
FY2001
FY2002
CY2002
CY2003

80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Sales
72.0%
63.0%
58.0%
58.0%
52.0%
FY2000
FY2001
FY2002
CY2002
CY2003

bluegreen

Leveraging Existing Owner Base

Bluegreen derives a significant and growing portion of its revenues from owner upgrades, which are generally higher-margin sales. In addition, owner referrals accounted for 6.8% of sales in 2003.

% of Upgrades

Resort Selling and Marketing Costs

$350
$300
$250
$200
$150
$100
$50
$0
$132.1
$163.7
$167.4
$205.8
$302.9
FY 2000
FY 2001
FY 2002
CY 2002
CY 2003

$60
$50
$40
$30
$20
$10
$0
FY 2000
FY 2001
FY 2002
CY 2002
CY 2003

Bluegreen Resorts Financial Highlights

•      Estimated remaining life-of-project sales were $1.6 billion as of June 30, 2004 and represent about 69 months of sales, assuming June 30, 2004 sales levels

•      Segment 2003 Field Operating Profit was $49.6 million as of December 31, 2003

•      Consistent growth with high operating profit margins

Revenue (1)

Field Operating Profit (2)

      (1)        Includes other resort operations revenues

      (2)        Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest income, interest expense, income taxes, minority interest and cumulative effect of change in accounting principle

($ in millions)

Owner VOI Economics

Owners

10% Down Payment + Monthly Payments

10,000 Vacation Club Points  + 90% Loan for 10 Year Term

# of

Points

$/Point

Sales
Price

Down(1)
Payment

Loan

Term

Interest
Rate

Monthly
Payment

Average
Annual
Payment

(1)

Typically, owners make at least a 10% down payment

(2)

Includes $390 of closing costs

As an example, a 10,000 point purchase would require as little as $1,400 down and 120 monthly principal and interest payments of $203

 10,000

$1.40

$14,000

$1,400

  $12,990 (2)

  10 Years

   15.9%

$203

$2,430

Developer VOI Economics

% of Sales

$ Per Week

52 Weeks

For a 100-unit resort with a $14,000 per week ownership, sell out would result in over $15 million in profit before interest and taxes

Typical absorption time of 3 to 6 months

100 Units

Sales Price:

$14,000

$728,000

$72,800,000

Construction Cost:

21%

2,940

152,880

Sales/Marketing Cost:

52

7,280

378,560

G&A Expense:

6

840

43,680

Margin:

21%

$2,940

$152,880

$15,288,000

Bluegreen Communities

Bluegreen Communities

Acquires, develops and markets sub-divided residential lots (“homesites”)  to retail customers seeking to build a home in a high quality residential setting

Utilizes a disciplined acquisition strategy to consistently meet or exceed a targeted 45% - 55% gross margin hurdle

Virtually 100% cash business

Communities located near major metropolitan centers or popular retirement areas

Multi-phase residential land projects and golf course communities

Strong internal controls and risk management

Pre-market prior to acquisition

Pre-sell prior to development

No entitlement risk

Projects developed in phases, limited to site development and with significant bonding capacity

Sales Tracking and Reporting System (STARS)

Bluegreen Communities

A unique approach to selling homesites that offers consumers access to high-quality residential settings

Bluegreen Communities

Communities

Golf Communities

Yellowstone Creek Ranch

The Preserve at Jordan Lake

Winding River Plantation

Crystal Cove

Woodlake

Mystic Shores

Riverwood Forest

Fairway Crossing

WaterStone

Lake Ridge

Mountain Lakes

Ridge Lake Shores

Silver Lakes Ranch

Catawba Falls Preserve

Traditions of Braselton

Big Country

Carolina National Golf Club

Mountain Springs Ranch

Quail Springs Ranch

Terra Medina

Brickshire

Sanctuary Cove

$120
$90
$60
$30
$0
FY2000
FY 2001
FY 2002
CY2002
CY 2003

$25
$20
$15
$10
$5
$0
FY2000
FY 2001
FY 2002
CY 2002
CY 2003

Bluegreen Communities
Financial Highlights

•     Estimated remaining life-of-project sales were $437.0 million as of December 31, 2003 and represent about 48 months of sales, assuming December 31, 2003 sales levels

•     Consistent performance with high operating profit margins

•     Fluctuations in field operating profit are primarily due to availability of inventory for sale

Revenue (1)

LTM Field Operating Profit (2)

              (1)    Includes other communities operations revenues

              (2)    Operating profit prior to the allocation of corporate overhead, interest income, gain on sale of receivables, other income, provision for loan losses, interest expense, income taxes, minority interest and cumulative effect of change in accounting principle

($ in millions)

Financial Overview

Financial Policies

Maintain conservative capital structure

Preserve financial flexibility and available liquidity

Continue disciplined and centralized control over capital
allocation and working capital management

Focus on Return on Invested Capital

Strict Adherence to Corporate Governance

$438
$400
$340
$300
$275
$287
$200
$100
$0
Apr-01
Mar-02
Dec-02
Dec-03

Total Revenue

($ in millions)

$25.8
$16.4
$11.7
$2.8
$26
$22
$18
$14
$10
$6
$2
Apr-01
Mar-02
Dec-02
Dec-03

bluegreen

Net Income

($ in millions)

$200
$180
$160
$140
$120
$100
$134
$137
$150
$158
$187
Apr-00
Mar-01
Mar-02
Dec-02
Dec-03

bluegreen

Shareholders’ Equity

($ in millions)

1.8
1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
1.7
1.6
1.4
1.2
1.4
Apr-00
Mar-01
Mar-02
Dec-02
Dec-03

Debt-To-Equity Ratio

Balance Sheet

($ in millions)

Assets

 12/31/02

 12/31/03

 06/30/04

Cash and Cash Equivalents

$26.3

$39.5

$32.3

Restricted Cash and Cash Equivalents

20.6

33.5

45.9

Contracts Receivable, Net

16.2

25.5

37.9

Notes Receivable, Net

61.8

94.2

102.1

Inventory, Net

173.1

219.9

210.5

Retained Interest in Notes Receivables sold

44.2

61.0

67.2

Property and Equipment, Net

51.8

63.4

68.9

Other Assets

40.0

 ______

33.4

 ______

34.4

 ______

Total Assets

 $434.0

 ______

 ______

 $570.4

 ______

 ______

 $599.2

 ______

 ______

Liabilities

Accounts Payable, accrued liabilities and other

$37.4

$59.2

$71.9

Deferred Income

19.7

18.6

26.0

Deferred Income Taxes

31.2

43.9

52.6

Line-of-Credit and Notes Payable

39.8

112.8

93.6

10.50% Senior Secured Notes

110.0

110.0

110.0

8.25% Convertible Subordinated Debentures

34.4

 ______

34.4

 ______

28.0

 ______

Total Liabilities

 $272.5

 ______

 ______

 $378.9

 ______

 ______

 $382.1

 ______

 ______

Minority Interest

 3.2

4.6

7.0

Shareholders’ Equity

 158.3

186.9

 210.1

Total Liabilities and Shareholders Equity

 ______

 $434.0

 ______

 ______

 ______

 $570.4

 ______

 ______

 ______

 $599.2

 ______

 ______

Key Ratios

($ in thousands, except per share data)

 Dec 31,

 Jun 30,

2003

2004

Book Value per Common Share

 $7.49

$8.04

Market Value per Common Share

$6.24

$13.80

Market Capitalization

$155,663

 $360,691

Debt to Equity Ratio

138%

110%

Available Liquidity **

 $134,286

 $145,858

**

Unrestricted cash, contracts receivable and notes receivable (net) less outstanding receivable-backed debt and Wachovia credit line debt.

Credit Facilities – As of July 31, 2004

Facility

Amount

Amount

Lender

Type

Amount

Outstanding

Available

________________________________________________________________________________________________________________________

Corporate

Wachovia

General Corp. Revolver

 $

 15,000

$

3,890

$

 11,110

(A)

Resorts Division

Resort Finance

Receivables Purchase Facility

$ 150,000

 $

0

$ 150,000

(C) (D)

GE

Receivables Purchase Facility

 125,000

0

 125,000

(D)

2004 Term Deal

Pre-funding Availability

17,500

0

17,500

(D) (E)

BB&T

Receivables Purchase Facility

100,000

N/A

N/A

(B) (D)

GMAC

Receivables Warehouse Facility

75,000

24,710

50,698

GMAC

Construction/A&D Facility

75,000

22,302

52,351

Textron

A&D / Receivables Warehouse

 30,000

10,398

19,602

Foothill

Receivables Warehouse Facility/A&D

10,000

2,089

7,911

Communities Division

Foothill

Construction/A&D/Receivables

$

 20,000

$

4,501

$

 15,499

GMAC

Land & Golf Course Facility

50,000

6,571

43,429

(A)

Amount outstanding related to Letters of Credit issued for Traditions of Braselton project.

(B)

Approved term sheet, working towards September 30, 2004 closing.

(C)

Facility amount is revolving, so additional availability is generated as the principal balance of receivables sold amortizes.

(D)

Off-balance sheet, non-recourse (except for representations and warranties).

(E)

Availability expires on October 6, 2004.